AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 19, 2004

                                                    REGISTRATION NO.  333-114604


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 4
                                       TO
                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                  I-TRAX, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                   ------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                                   23-3057155
                   ------------------------------------------
                      (I.R.S. Employer Identification No.)


                           4 HILLMAN DRIVE, SUITE 130
                         CHADDS FORD, PENNSYLVANIA 19317
                                 (610) 459-2405
 -------------------------------------------------------------------------------
               (Address, including zip code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)



                              YURI ROZENFELD, ESQ.
                       VICE PRESIDENT AND GENERAL COUNSEL
                                  I-TRAX, INC.
                           4 HILLMAN DRIVE, SUITE 130
                         CHADDS FORD, PENNSYLVANIA 19317
                               (610) 459-2405 x116
 -------------------------------------------------------------------------------
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   COPIES TO:

                              JUSTIN P. KLEIN, ESQ.
                            GERALD J. GUARCINI, ESQ.
                     BALLARD SPAHR ANDREWS & INGERSOLL, LLP
                         1735 MARKET STREET, 51ST FLOOR
                        PHILADELPHIA, PENNSYLVANIA 19103
                                 (215) 665-8500

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plan, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                       ----------------------------------

The registrant hereby amends the registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                EXPLANATORY NOTE

     I-trax is filing this Amendment No. 4 to (a) file Exhibit 23.2, which was inadvertently not filed with Amendment No. 3, and (b) re-file Exhibit 23.3, which was incorrectly filed with Amendment No. 3 as Exhibit 23.2.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing of this Amendment No. 4 to Registration Statement on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chadds
Ford, Commonwealth of Pennsylvania on November 19, 2004.


                             I-TRAX, INC.

                               By:  /s/ Frank A. Martin
                                   ------------------------------------
                                    Frank A. Martin, Chairman and
                                    Chief Executive Officer

                               By:  /s/ David R. Bock
                                   -------------------------------------
                                    David R. Bock, Chief Financial Officer
                                    (Principal Financial and Accounting Officer)



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         In accordance with the requirements of the Securities Act of 1933, this
Amendment No. 4 to Registration Statement on Form S-3 was signed by the following persons in the capacities and on the dates stated.

Signature                                Title                                  Date
------------------------------------     ------------------------------------   -------------------

/s/ Frank A. Martin                      Chairman, Chief Executive Officer      November 19, 2004
------------------------------------     and Director
Frank A. Martin

*                                        Vice-Chairman, Director                November 19, 2004
------------------------------------
Haywood D. Cochrane, Jr.

*                                        Director                               November 19, 2004
------------------------------------
Philip D. Green

*                                        Director                               November 19, 2004
------------------------------------
Dr. Michael M.E. Johns

*                                        Director                               November 19, 2004
------------------------------------
Dr. Arthur N. Leibowitz

                                         Director                               November ___, 2004
------------------------------------
Gail F. Lieberman

                                         Director                               November ___, 2004
------------------------------------
Dr. David Nash

*                                        Director                               November 19, 2004
------------------------------------
R. Dixon Thayer


*By: Frank A. Martin, Attorney in Fact.
     ---------------

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